UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2012

Roomlinx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11101 W 120th Avenue, Suite 200, Broomfield, Colorado 80021
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 27, 2012, Mr. Michael Wasik, the President and Chief Executive Officer of the registrant, gave a presentation at an investor conference in which Mr. Wasik provided the following report regarding the registrant’s progress to date with respect to the installation of the registrant’s product suites in Hyatt Corp. (“Hyatt”) hotels. Mr. Wasik stated that the registrant has opportunities for installations at 136 Hyatt hotels, of which site surveys have been completed at 118 Hyatt hotels, quotes have been approved by 49 Hyatt hotels, contracts have been signed with and deposits have been received from 26 Hyatt hotels, installations have been commenced at 21 Hyatt hotels and services have been commenced at 17 Hyatt hotels.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2012	ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President and Chief Executive
Officer

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